                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant /x/

Filed by a party other than the registrant / /

Check the appropriate box:

            /X/         Preliminary Proxy Statement
            / /         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))
            / /         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                         QUERYOBJECT SYSTEMS CORPORATION
                  (Name of Registrant as Specified in Charter)

                          Kenneth A. Schlesinger, Esq.
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                                 (212) 753-7200

      (Name of Person(s) filing Proxy Statement, if Other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/         No fee required.

            / /         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
                        0-11.

            (1)         Title of each class of securities to which transaction applies:

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            (2)         Aggregate number of securities to which transaction applies:

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            (3)         Per unit price or other  underlying value of transaction
                        computed  pursuant to Exchange  Act Rule 0-11 (Set forth
                        the  amount on which the filing  fee is  calculated  and
                        state how it was determined):

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            (4)         Proposed maximum aggregate value of transaction:

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            (5)         Total fee paid:

            / /         Fee paid previously with preliminary materials.

            / /         Check box if any part of the fee is  offset as  provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount Previously Paid:

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            (2)         Form, Schedule or Registration Statement no.:

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            (3)         Filing Party:

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            (4)         Date Filed:

                         QUERYOBJECT SYSTEMS CORPORATION

                                 --------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ___________, 2002

                                 --------------
To the Stockholders:

            NOTICE IS HEREBY GIVEN that a Special Meeting of  Stockholders  (the
"Meeting") of  QUERYOBJECT  SYSTEMS  CORPORATION,  a Delaware  corporation  (the
"Company"),  will  be  held  at  the  Company's  headquarters,  located  at  One
Expressway  Plaza,  Suite 208, Roslyn  Heights,  New York 11577, on ___________,
2002 at 10:00 A.M., local time, for the following purposes:

            o           To consider and approve a proposal to sell substantially
                        all of the Company's assets for cash to CrossZ Solutions
                        S.p.A  pursuant to the terms  embodied  in that  certain
                        Asset Purchase  Agreement  dated as of December 12, 2001
                        (the "Asset Purchase Agreement"); and

            o           To consider  such other  business as may  properly  come
                        before the meeting or any adjournment thereof.

            The  Board  of  Directors   has  fixed  the  close  of  business  on
_____________,  2002 as the record date for the Meeting.  Only  stockholders  of record on the stock  transfer  books of the  Company at the close of business on that date are  entitled to notice of, and to vote at, the  Meeting.  Approval to sell  substantially  all of the Company's  assets pursuant to the Asset Purchase
Agreement  requires the affirmative vote of a majority of the outstanding shares of common stock, $.003 par value of the Company.

            In order that your shares may be represented at the Meeting, you are urged to complete,  sign, date and return promptly the accompanying Proxy in the enclosed envelope,  whether or not you plan to attend the Meeting. If you attend the Meeting in person,  you may,  if you wish,  vote  personally  on all matters brought before the Meeting even if you have previously returned your Proxy.

            The  Board  of  Directors   believes   that  the  proposal  to  sell
substantially  all of the Company's assets for cash pursuant to the terms of the
Asset  Purchase  Agreement is fair to, and in the best interests of, the Company and the Board of Directors has  unanimously  approved,  and recommends  that you approve, such proposal.

                                    By Order of the Board of Directors

                                    DANIEL M. PESS
                                    Secretary

Dated: _______________, 2002
Roslyn Heights, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         QUERYOBJECT SYSTEMS CORPORATION
                         ONE EXPRESSWAY PLAZA, SUITE 208
                         ROSLYN HEIGHTS, NEW YORK 11577

                ------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                               _____________, 2002

                ------------------------------------------------

                                     SUMMARY

            This summary highlights selected information from this document and may not contain all of the information that is important to you. For a more complete understanding of the proposal to sell substantially all the Company's assets for cash pursuant to the terms of the Asset Purchase Agreement, as amended, dated December 12, 2001 by and between QueryObject Solutions
Corporation and CrossZ Solutions S.p.A,, you should carefully read this entire document, the Asset Purchase Agreement , as amended, which is attached as
Appendix A to the proxy statement and the other available information referred to in "Where You Can Find More Information" on page 23. For convenience, in this proxy statement, QueryObject Systems Corporation will be referred to as the
"Company" or by the terms "we," "us" or "our," CrossZ Solutions S.p.A. will be referred to as "CrossZ Solutions" and the Asset Purchase Agreement, as amended, will be referred to as the "Asset Purchase Agreement." Our principal offices are located at One Expressway Plaza, Suite 208, Roslyn Heights, New York, New York
11577. Our Chief Executive Officer is Robert Thompson and he can be contacted at
(516) 228-8500.

            o We are holding the special meeting to seek your approval of the proposal to sell substantially all our assets pursuant to the terms of the Asset
Purchase Agreement. We need the approval of a majority of the holders of the shares of outstanding common stock to approve the proposed sale. Our controlling persons, officers and directors, who collectively own approximately 60% of the outstanding shares of our common stock have advised our management that it is their present intention to vote their shares in favor of the proposed sale.
Please read "INFORMATION CONERNING THE SPECIAL MEETING - Purpose of the Special
Meeting" beginning on page 8.

            o We have been a developer and marketer of proprietary business intelligence application software that enables business managers to leverage existing corporate data in making strategic decisions. Our flagship product,
QueryObject System(R), a highly scalable and an efficient tool to summarize relevant information from corporate data, has not generated significant revenues for us. We have had not made significant sales of our products and incurred a net loss in each year of our existence. Since August 15, 2001, our revenue declined even further and we have had no revenue from software licenses. As of
September 30, 2001, our accumulated deficit was $58,178,441 and we had $221,235 in cash and cash equivalents and working capital of $153,507. Historically, we financed our operations primarily through sales of equity and debt securities.
However, after receiving gross proceeds of $1,200,000 from a private placement in August 2001, we have not been successful in raising the additional capital necessary to continue operating. On October 25, 2001, we, including our operating subsidiary, internetQueryObject Corporation, laid off substantially all of our work force to conserve our remaining cash in order to explore a number of options, including the sale of substantially all our assets.

            o CrossZ Solutions has been an international reseller, primarily in the Italian market, of QueryObject System, since 1998. Since October 26, 2001, they have expressed an interest in purchasing our assets and on December 12,
2001, they entered into the Asset Purchase Agreement with us for the purchase of substantially all our assets. Their principal offices are Salita Scudillo 20,
80133, Naples, Italy. Their Chief Executive Officer is Gianluigi Riccio and they can be contacted at 011 (34/081) 734-8074.

            o Prior to closing the sale of substantially all our assets, we have received $500,000 from CrossZ Solutions for the purchase of our assets which we have used to pay down our liabilities. Subsequent to the closing of the sale of substantially all our assets:

                  --    We expect to have assets of approximately $400,000,
                        composed primarily of cash and cash equivalents.
                  --    We expect to use a major portion of the cash to be
                        received from the sale of substantially all of our
                        assets to pay our remaining liabilities, including but
                        not limited to expenses we have incurred in pursuing the
                        sale of substantially all our assets.
                  --    We will become a holding company without any operations
                        and our affairs will be overseen by our board of
                        directors.
                  --    In the future, based on the sole determination of our
                        board of directors, we may reorganize by merging,
                        consolidating or otherwise combining with one or more
                        other operating businesses or may distribute our
                        remaining assets.
                  --    You will receive no consideration as a result of the
                        sale of substantially all of our assets and it is
                        unlikely that you will receive significant consideration
                        as a result of a subsequent merger or combination, or
                        distribution of assets.
                  --    We anticipate that we will fail to meet continued
                        listing requirements of the American Stock Exchange. If
                        delisting occurs, our shares of common stock may be
                        quoted on the Over-the-Counter Bulletin Board or the
                        "pink sheets" maintained by National Quotation Bureau,
                        Inc.

            Please read "SPECIAL FACTORS - Operations of the Company After the
Closing; Impact of Asset purchase Agreement on Stockholders" beginning on page
11.

            o To the best of our knowledge, none of our officers, directors or holders of at least five percent of our capital stock has a financial interest in the proposed sale of substantially all of our assets pursuant to the Asset
Purchase Agreement. Please read "SPECIAL FACTORS - Interest of Company
Management" beginning on page 11.

            o The Delaware General Corporation Law does not require us to obtain a fairness opinion or valuation report in connection with the sale of substantially all of our assets and we have not obtained either. The consideration we will receive on the sale of substantially all of our assets pursuant to the Asset Purchase Agreement was the result of a number of factors, including but not limited to the determination and the negotiations of our board of directors and the type of consideration to be received. Please read "SPECIAL
FACTORS - Factors Considered by the Board of Directors" beginning on page 11.

            o The sale of substantially all of our assets to CrossZ Solutions is intended to be treated as a "sale" in accordance with generally accepted accounting principles in the United States of America. The sale of substantially all of our assets pursuant to the Asset Purchase Agreement is (i) not expected to

                                      -2-

have any  Federal  income tax  consequences  to you and (ii) will result in a
significant   additional   loss  to  the  Company  as  the  purchase   price  is
significantly  lower than the book value of the assets  being sold.  Please read
"SPECIAL   FACTORS  --  Accounting   Treatment"   and   "--Federal   Income  Tax
Consequences" beginning on page 13.

            o Neither we nor CrossZ Solutions is aware of any filings either of us is required to make or approvals from regulatory authorities either of us is required to obtain in connection with the sale of substantially all of our assets pursuant to the Asset Purchase Agreement. Please read "SPECIAL FACTORS --
Governmental and Regulatory Approvals" beginning on page 14.

            o Under the Delaware General Corporation Law, you are not entitled to appraisal rights if you are not in favor of the proposal to sell substantially all our assets pursuant to the Asset Purchase Agreement. Please read "SPECIAL FACTORS -- Dissenter's Appraisal Rights" beginning on page 14.

Summary of Asset Purchase Agreement

            It is proposed that the sale of substantially all of our assets be pursuant to the terms of that certain Asset Purchase Agreement by and between us and CrossZ Solutions. The following is a brief summary of certain provisions of the Asset Purchase Agreement. For more details, please see "Description of The
Asset Purchase Agreement" starting on page 16 and the pages referred to below and the copy of the Asset Purchase Agreement attached as Appendix A to this proxy statement.

            o We will receive $900,000 for the sale of substantially all our assets, of which $250,000 was received upon the execution of the Asset Purchase
Agreement on December 12, 2001 and $250,000 was received on January __, 2002.
The remaining $400,000 is due upon the closing of the Asset Purchase Agreement.
All of the consideration is payable to us and not to our stockholders. Please read "Description of Asset Purchase Agreement; Purchase Price" beginning on page
16.

            o We are selling substantially all of our assets, property and business, of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned, held or used primarily in the conduct of our business. The assets we are selling include all Intellectual Property Rights we developed or acquired, the personal property, equipment, computer systems, communications equipment, furniture and office equipment as described on
Schedule 3.07(d) of the Asset Purchase Agreement, all our rights and obligations based on our contracts, agreements, licenses, commitments, sales and purchase orders and other instruments (to the extent they are assignable), and our accounts receivable. Please note the accounts receivable we are selling consist of $271,414 due from CrossZ Solutions to us pursuant to a certain Reseller's
Agreement between CrossZ Solutions and us. Please read "Description of Asset
Purchase Agreement; Description of Asset Being Sold" beginning on page 16.

            o We have made the following representations and warranties in the
Asset Purchase Agreement, including, without limitation, those relating to:

                  --    our due organization and due authorization to sell
                        substantially all our assets to CrossZ Solutions;
                  --    the absence since September 30, 2001 of any material
                        changes to our assets being purchased pursuant to the
                        Asset Purchase Agreement;
                  --    the non-disclosure of the software source code,
                        mathematical formula, research and development results
                        and other know-how related to our business to any person
                        other than our employees, representatives or agents;

                                      -3-

                  --    the absence of any material violation of law in
                        connection with our operations;
                  --    the absence of undisclosed material litigation; and
                  --    our ownership and the absence of any liens on the assets
                        to be purchased.

            Please read "Description of Asset Purchase Agreement;
Representations and Warranties" beginning on page 16.

            o The completion of the sale of substantially all our assets pursuant to the Asset Purchase Agreement further depends upon the satisfaction of a number of conditions, including:

                  --    each of the parties' representations and warranties
                        contained in the Asset Purchase Agreement must be true
                        and correct in all material respects;

                  --    the parties must have performed or complied in all
                        material respects with all of the obligations required
                        by the Asset Purchase Agreement to be performed or
                        complied with by them on or prior to the closing of the
                        sale;

                  --    no government action or injunction that would render the
                        transactions contemplated by the Asset Purchase
                        Agreement illegal or otherwise materially restrict
                        consummation of such transactions may be pending; and

                  --    all required governmental consents, if any, must have
                        been obtained.

            Please  read  "Description  of  Asset  Purchase  Agreement;  Closing
Conditions" beginning on page 17.

            o The tentative closing date of the sale of substantially all of our assets pursuant to the Asset Purchase Agreement is February 28, 2002, which date may be postponed to a date not later than April 30, 2002. Please note that even if we obtain stockholder approval, Delaware General Corporation Law allows our board of directors to abandon such sale prior to its closing.

            The Asset Purchase Agreement may be terminated under a number of circumstances, including the following:

                  --    the mutual written agreement of both us and CrossZ
                        Solutions; or
                  --    the sale shall not have been completed by April 30,
                        2002; or
                  --    a court of competent jurisdiction or governmental
                        authority shall issue a final and non-appealable order,
                        decree or ruling permanently restraining, enjoining or
                        otherwise prohibiting the merger.

            Please   read    "Description    of   Asset   Purchase    Agreement;
Closing/Termination" beginning on page 17.

                                      -4-

             CERTAIN QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

-----------------------------------------------------------------------------------------------------------------------------------
Q: WHEN AND WHERE WILL THE SPECIAL               A: The special meeting will take place at 10:00 am, local time, on ______,
   MEETING BE HELD?                                 2002, at One Expressway Plaza, Suite 208, Roslyn Heights, New York, 11577.

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Q. WHO CAN VOTE?                                 A: All stockholders of record as of the close of business on _______.

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Q. HOW CAN I VOTE THE SHARES HELD IN             A: If your broker holds your shares in its name (or in what is commonly
   MY BROKER'S NAME?                                called "street name"), then you should give your broker instructions on how to vote.  Otherwise your shares will not be voted.

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Q: CAN I CHANGE MY VOTE                          A: You may change your vote at any time before the vote at the special meeting.  For shares held directly in your name, you may do this by sending us a new proxy or by coming to the special meeting and voting there.  Coming to the special meeting alone won't change the vote in the proxy you sent us, unless you vote at the special meeting.  For shares held in "street name," you may change your vote only by giving new voting instructions to your broker or nominee.

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Q: WHAT SHOULD I DO NOW?                         A: Please vote.  We would like you to come to the special meeting.  If you mail your completed, signed and dated proxy card in the enclosed envelop as soon as possible, your shares will be voted at the special meeting even if you are unable to attend.  No postage is required if the proxy card is returned in the enclosed postage prepaid envelope and mailed within the United States.

-----------------------------------------------------------------------------------------------------------------------------------
Q. WHAT DOES IT MEAN IF I RECEIVE                A: It means your shares are registered differently or are held in more than
   MORE THAN ONE PROXY OR VOTING                    one account.  Please complete, sign, date and mail each proxy card that
   INSTRUCTION CARD?                                you receive.

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                                      -5-

                                TABLE OF CONTENTS
                                                                            Page

SUMMARY.........................................................................................1

INFORMATION CONCERNING THE SPECIAL MEETING

SPECIAL FACTORS

   Operations of the Company After Closing; Impact

RISK FACTORS
   Lack of Independent Appraisal by Investment Banker
     Engaged by the Company....................................................................14
   The Company's Stockholders Will Receive their Original Investment...........................14
   Unascertainable Rights and Broad Range of

   The Common Stock may be subject to additional regulations
     applicable to lower priced securities that may reduce
     the trading volume of the shares and may also reduce the
     Company's stockholders ability to resell the shares later.................................15

DESCRIPTION OF THE ASSET PURCHASE AGREEMENT

                                      -6-

                   INFORMATION CONCERNING THE SPECIAL MEETING

Time, Place, Date

            This Proxy Statement is being furnished to stockholders by the Board of Directors (the "Board of Directors") of QUERYOBJECT SYSTEMS CORPORATION, a
Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 2002 Special Meeting of Stockholders of the
Company (the "Meeting") to be held at the Company's principal executive offices located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on
____________, 2002 at 10:00 A.M., local time, or at any adjournment thereof.

            The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is ___________,
2002.

Record Date and Voting Securities

            Only stockholders of record at the close of business on
________________, 2002, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were ____________
outstanding shares of the Company's common stock, $.003 par value (the "Common
Stock").

Voting of Proxies

            Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, all such shares will be voted for the approval of the proposal to sell substantially all of the Company's assets for cash to CrossZ Solutions S.p.A
(the "CrossZ Solutions"), pursuant to the terms embodied in that certain Asset
Purchase Agreement dated as of December 12, 2001 (the "Asset Purchase
Agreement"), a copy of which is attached hereto as Appendix A.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, by execution of a subsequent proxy that is presented to the Meeting or if the stockholder attends the Meeting and votes by ballot, in each of the foregoing cases, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

Voting Rights

            Holders of shares of Common Stock are entitled to one vote for each share held on all matters.

            The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for the matters identified in the Notice of Special

                                      -7-

Meeting, as well as for any other matters that may come before the Meeting. The
Company's controlling persons, officers and directors, who collectively own approximately 60% of the outstanding shares of Common Stock, have advised management of the Company that it is their present intention to vote their shares in favor of the sale of substantially all the Company's assets pursuant to the terms of the Asset Purchase Agreement.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as a negative vote.

Purpose of the Special Meeting

            On December 12, 2001, the Company entered into the Asset Purchase
Agreement with CrossZ Solutions, under which CrossZ Solutions agreed to purchase from the Company substantially all of the Company's assets, tangible or intangible, owned, held or used primarily in the conduct of the Company's business. Prior to the closing of the sale of substantially all our assets, we received an aggregate of $500,000 from CrossZ Solutions pursuant to the terms of the Asset Purchase Agreement, which amount we have used to pay down our liabilities. Subsequent to the closing of the sale of substantially all our assets, we expect to have assets of $400,000, composed primarily of cash and cash equivalents. The Company will use a major part of the cash to be received from the sale of substantially all its assets to pay its remaining liabilities, including but not limited to expenses it has incurred in pursuing the sale of substantially all of its assets. After such closing, the Company will become a holding company without any operations and its affairs will be overseen by the
Board of Directors. In the future, based on the sole determination of the Board of Directors, the Company may reorganize by merging, consolidating or otherwise combining with one or more other operating businesses or may distribute its remaining assets.

            CrossZ Solutions' obligations under the Asset Purchase Agreement are conditioned upon, among other things, the approval by the Company's stockholders of the Asset Purchase Agreement on or before the closing of the Asset Purchase
Agreement (the "Closing"), which date is tentatively set for February 28, 2002
(the "Closing Date"), but may be postponed to a date no later than April 30,
2002. CrossZ Solutions has the right to terminate the Asset Purchase Agreement if the Closing does not occur on or before April 30, 2002.

                                 SPECIAL FACTORS

Current Status of the Company's Business

            The Company was incorporated in Delaware in 1997 and is the successor by merger to CrossZ International, Inc., a California corporation, incorporated in 1989. In May 1998, the name of the Company was changed from
CrossZ Software Corporation to QueryObject Systems Corporation to reflect the change in the Company's focus to the sale and support of its proprietary products.

            The Company developed and marketed proprietary business intelligence application software that enables business managers to leverage existing corporate data in making strategic decisions. The Company's flagship product,
QueryObject System(R), was designed as a powerful On-Line Analytical Processing data mart solution that transforms mainframe size databases into highly compact and portable mathematical representations that fit into standard Personal
Computer laptops. Although the Company

                                      -8-

believes that QueryObject System is a highly scalable and an efficient tool to summarize relevant information from corporate data, we have not generated significant revenues from its sales.

            In March 1999, the Company formed a wholly-owned subsidiary,
internetQueryObject Corporation ("IQO"), which sold application services. IQO developed the CustomerView application, a turnkey analytical application for the retail industry. Since its inception, IQO realized limited sales of its application services.

            The Company has had a history of operating losses and has not made significant sales of its product. For the nine months ended September 30, 2001 and the year ended December 31, 2000, the Company incurred net losses of
$6,600,028 and $10,240,366, respectively, and had total revenues of $1,614,944 and $1,715,841, respectively. The Company's poor financial condition deteriorated even further after August 15, 2001 and after such date the Company has had no revenue from the sale of its products. As of September 30, 2001, the
Company had an accumulated deficit of $58,178,441 and had $221,235 in cash and cash equivalents and working capital of $153,507. Historically, the Company financed its operations primarily through the sale of equity and debt securities. However, after receiving gross proceeds of $1,200,000 from a private placement in August 2001, the Company has not been successful in raising the additional capital necessary to continue operating in the depressed economic climate. Accordingly, on October 25, 2001, the Company, including IQO, laid off significantly all of its work force to conserve its remaining cash to explore a number of options, including the sale of substantially all its assets.

            The Company's principal executive office is located at One
Expressway Plaza, Suite 208, Roslyn Heights, New York 11577. Its telephone number is (516) 228-8500.

Current Status of CrossZ Solutions' Relationship with the Company

            CrossZ Solutions and the Company are parties to a certain
International Reseller Agreement dated November 12, 1998, as amended (the
"Reseller Agreement"), under which CrossZ Solutions is the exclusive distributor of the Company's products in the Italian market and non-exclusive distributor in other European countries. The Reseller Agreement provides CrossZ Solutions with price discounts on products purchased from the Company for resale, based on
CrossZ Solutions' annual volume of sales of the Company's products. Such price discounts are comparable to those offered by the Company to its other resellers.

            Pursuant to the Reseller Agreement, the Company has received net revenues of $398,000, $221,500 and $697,639 for the fiscal years 1999, 2000 and the nine months ended September 30, 2001, respectively. The assets being sold by the Company include accounts receivable of $271,414 from CrossZ Solutions arising under the Reseller Agreement.

            The Company and CrossZ Solutions have no common officers, directors or contact persons. CrossZ Solutions' principal executive office is located at
Salita Scudillo 20, 80133, Naples, Italy. Its telephone number is 011- (34/081)
734-8074.

History of and Reasons For the Asset Sale

            Although the Company believes that its products are highly scalable and efficient tools used to summarize relevant corporate data, the Company has not been successful in penetrating the business intelligence software market.
The Company has had a history of operating losses. For the nine months ended
September 30, 2001 and the year ended December 31, 2000, the Company incurred net losses of $6,600,028 and $10,240,366, respectively, and had total revenues of $1,614,944 and $1,715,841,

                                      -9-

respectively. While the Company has had a history of operating losses and limited worldwide revenues, these problems were exacerbated by the economic slowdown in the United States in 2001. Since August 15, 2001, the Company has
not received any revenue from the sale of its products. As of September 30,
2001, the Company had $221,235 in cash and cash equivalents and working capital of $153,507, which the Company determined would not be sufficient for it to continue operations. Historically, the Company financed its operations primarily through sales of equity and debt securities. However, due to the Company's lack of operational success since its inception and the recent factors noted above, after receiving $1,200,000 in gross proceeds from a private placement, the
Company was unable to raise additional capital. On October 11, 2001, the Board of Directors was informed that the Company was running out of cash and that the
Company would need additional capital to continue to operate. From October 2001 to December 2001, the Board of Directors met four times to address the Company's future in light of its financial situation.

            On October 25, 2001, the Board of Directors determined that the
Company would be unsuccessful in raising additional capital and that the Company should cease operations immediately. Daniel Pess, the Company's Chief Financial
Officer, reported to the Board of Directors that the investors in the Company's
August 2001 private placement who had also previously participated in several private placements of the Company advised him that they would not provide any additional capital to the Company and that he had contacted numerous previous investors in the Company and investment banks and venture capital firms and none of them indicated an interest in providing any capital to the Company. The Board of Directors also decided to explore a number of options, including the sale of the Company or substantially all of the Company's assets. On October 25, 2001, the Company announced that it decided to lay off significantly all of its work force in order to conserve its remaining cash to explore a number of options, including the sale of all its assets. On October 26, 2001, the Company contacted potential buyers to inform them of the Company's plan to sell its assets.

            On October 31, 2001, the Board of Directors evaluated the status of its plan to sell the assets of the Company. The Board of Directors was informed that of approximately ten companies contacted by the Company's management, only five companies, including CrossZ Solutions, showed interest in purchasing the
Company or any of its assets. In early November, Robert Thompson, the Company's
Chief Executive Officer, and Gianluigi Riccio, the Chief Executive Officer of
CrossZ Solutions, had extensive negotiations regarding a potential sale of the
Company's assets. On November 12, 2001, Mr. Thompson advised Mr. Riccio that, due to the deteriorating financial condition of the Company, the Company would need to receive some funds for a possible transaction upon the execution of an agreement. Mr. Riccio was unsure whether CrossZ Solutions could agree to this condition. On November 16, 2001, Mr. Riccio indicated that CrossZ Solutions could agree to providing some of the consideration upon the execution of an agreement. On November 26, 2001, representatives of CrossZ Solutions met with
Company officers to conduct due diligence. Between November 17, 2001 and
December 9, 2001, the Company and CrossZ Solutions had extensive discussions regarding the terms of the transaction. On December 9, 2001, CrossZ Solutions formally submitted an offer to the Company. At the same time as the Company had discussions with CrossZ Solutions, the Board of Directors instructed the
Company's management to continue discussions with the other four companies.
During November 2001, these companies conducted due diligence and one of the companies withdrew from the process without making an offer for either the
Company or any of its assets. In December 2001, the three other companies withdrew from the process without making an offer for either the Company or any of its assets.

            On December 10, 2001, after being informed that negotiations with other interested companies were not successful, the Board of Directors approved the offer from CrossZ Solutions. The Board of Directors further authorized the
Company's management to enter into an agreement with CrossZ

                                      -10-

Solutions consistent with the terms previously presented to the Board of
Directors. On December 12, 2001, the Company executed the Asset Purchase
Agreement, the terms of which are discussed below.

Operations of the Company After Closing; Impact of the Asset Purchase Agreement on Stockholders

            Prior to the Closing, the Company received $500,000 from CrossZ
Solutions pursuant to the terms of the Asset Purchase Agreement, which the
Company used to pay down its liabilities. Subsequent to the Closing, the Company expects to have assets of $400,000, composed primarily of cash and cash equivalents. All of the consideration from the sale of substantially all the
Company's assets pursuant to the Asset Purchase Agreement is payable to the
Company and not to the Stockholders. The Company expects to use a major portion of the cash to be received from the sale of substantially all its assets to pay its liabilities, including but not limited to expenses it may incur in pursuing the sale of substantially all of its assets.

            The Board of Directors currently intends to seek to merge or consolidate or otherwise combine with an operating business. There can be no assurance that the Company will be able to combine with any business, or that if a combination occurs, such business will be profitable. In addition, the
Company's stockholders will likely receive only minimal consideration as a result of such merger or combination. The Company will be relying on the Board of Directors to identify potential candidates. As of this time, no decision has been made to hire an investment banker to assist the Board of Directors. While the Board of Directors currently believes that pursuing a business combination is in the stockholders' best interest, it may subsequently decide to pursue other options available to the Company, such as liquidating the Company.

            Pending a business combination or liquidation, the Company's cash, if any, will be invested as management of the Company deems prudent, which may include, but not be limited to, certificates of deposit, mutual funds, money-market accounts, stocks, bonds or United States Government or municipal securities, provided, however, that the Company will attempt to invest the net proceeds in a manner that will not result in the Company being deemed to be an investment company under the Investment Company Act of 1940.

Interest of Company Management

            To the best of the Company's knowledge, no officer, director or holder of at least five percent of its capital stock has a financial interest in the proposed sale of substantially all the Company's assets pursuant to the
Asset Purchase Agreement. None of the members of the Board of Directors, officer or holders of at least five percent of the Company's capital stock is affiliated with CrossZ Solutions and none will serve as a director or officer of or be employed by CrossZ Solutions after the closing of the Asset Purchase Agreement.

Factors Considered by the Board of Directors

            The Board of Directors believes that the proposal to sell
substantially all of the Company's assets for cash pursuant to the terms of the
Asset Purchase Agreement is fair to, and in the best interests of, the Company.
Prior to considering the sale of substantially all of the Company's assets, the
Board of Directors had not established a range of values for such assets. During the course of its deliberations, the Board of Directors gave equal consideration to the terms and conditions of the Asset Purchase Agreement and related documentation and the historical and prospective operations of the Company, including, among other things, the current financial condition and future prospects of the Company. The Board of Directors believes that the current financial condition and future prospects of the Company are negatively

                                      -11-

impacted by the current recession in the United States and the intense competition in development of business intelligence software. In its decision, the Board of Directors considered the following issues:

            Limited Prospects for Profitable Operations and Inability to Raise Additional Capital

                        The Company has had a history of operating losses and
            limited revenues. For the nine months ended September 30, 2001 and the year ended December 31, 2000, the Company had revenues of
            $1,614,999 and $1,716,000, respectively, and incurred net losses of
            $6,600,028 and $10,240,366, respectively. In addition, since August
            15, 2001 the Company has had no revenue from the sale of its products. As of September 30, 2001, the Company had $221,235 in cash and cash equivalents and had working capital of $153,507 which would not be sufficient for the Company to continue operations. The
            Company has sought to raise additional capital but after receiving gross proceeds of $1,200,000 from a private placement in August
            2001, the Company has been unsuccessful in raising any additional capital.

            Existence of Cash Assets

                        The Board of Directors believed that the cash
            consideration to be received in connection with the sale of substantially all of the Company's assets pursuant to the Asset
            Purchase Agreement would enable the Company to immediately pay down substantially all of its current liabilities.

            Arms-length Negotiations

                        CrossZ Solutions was desirous of purchasing
            substantially all the Company's assets and the parties engaged in give-and-take negotiations over the price and terms for the transaction. The sale of substantially all of the Company's assets pursuant to the terms of the Asset Purchase Agreement will result in gross proceeds for the Company of approximately $900,000. The
            Company will have received the full consideration prior to or on the
            Closing Date. Given the current depressed economic climate, the
            Board of Directors believes that the arms length negotiations produced an appropriate and equitable price.

            Lack of Alternatives

                        The Company has not received any other offers for the
            Company or its assets since it started to contact potential buyers on October 26, 2001 to inform them of the Company's plan to sell its assets. This includes the seven day grace period subsequent to
            December 21, 2001, the date the Asset Purchase Agreement was publicly announced, when the Company was allowed to solicit additional bids for its assets. The Company's confidence in CrossZ
            Solutions is based on the ability of CrossZ Solutions to pay the remaining $400,000 of the consideration in cash at Closing.

            Lack of Fairness Opinion

                        The Board of Directors did not feel that an investment
            banker's opinion was beneficial or necessary given the Board of
            Directors' knowledge of the Company and its business, nor did the
            Board of Directors believe that obtaining such an opinion would be an appropriate use of corporate funds. The Board of Directors estimates the cost of such an opinion to be approximately $100,000 and take approximately one month. Given the Company's limited resources and the Company's need to complete the sale in a timely manner so as to take advantage

                                      -12-

            of and retain CrossZ Solutions interest, the Board of Directors did not believe it was in the best interests of the Company to incur the cost of a fairness opinion.

                        The Board of Directors also considered their respective
            professional experience whether they could fairly value the assets of the Company. The Board of Directors determined that each of them has considerable experience in and knowledge of the computer software development industry and in valuing intelligence
            application software development businesses. Additionally, Daniel
            Pess, a director of the Company is a Certified Public Accountant and has extensive experience in corporate finance.

                        Based on the Company's current operating performance and
            prospects, including the decline in such performance, and CrossZ
            Solutions' strong interest in acquiring the Assets, the Board of
            Directors felt that a significantly better price could not be obtained in the foreseeable future.

            The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive, but is believed to include all material factors considered by the Board of Directors.

Accounting Treatment

            The sale of substantially all of the Company's assets pursuant to the terms of the Asset Purchase Agreement is intended to be treated as a "sale"
in accordance with generally accepted accounting principles in the United States of America whereby the purchase price paid by CrossZ Solutions will be allocated by them based on the fair value of the assets acquired and the liabilities assumed. Any excess of such purchase price over the amounts so allocated will be allocated to intangible assets.

Federal Income Tax Consequences

            Federal Income Tax Consequence to Stockholders

            If the Company is liquidated and distributes its net assets after the Closing, such distribution would be a taxable transaction to the stockholder, and gain or loss would be realized by each stockholder equal to the difference between the assets received and the basis of the stock owned by each stockholder. The Company does not presently intend to liquidate and distribute its net assets. (See "Operation of the Company After the Closing; Impact of the
Asset Purchase Agreement on Stockholders".)

            The Federal income tax discussion set forth above is included for general information only. The tax consequences to stockholders may vary depending on the actions of the Company following consummation of the sale of substantially all of the Company's assets. No information is provided herein as to state, local and foreign tax consequences to stockholders of such sale or as to subsequent actions of the Company.

            Federal Income Tax Consequences to the Company

            The sale of substantially all of the Company's assets pursuant to the terms of the Asset Purchase Agreement will result in a significant additional loss to the Company as the purchase price is significantly lower than the book value of the assets being sold.

                                      -13-

Governmental and Regulatory Approvals

            To the best knowledge of the Company, there are no federal or state regulatory requirements with which the parties to the Asset Purchase Agreement must comply, nor are there any such governmental consents or approvals that the parties to the Asset Purchase Agreement must obtain in connection with the transactions contemplated thereby.

Dissenter's Appraisal Rights

            Under the General Corporation Law of the State of Delaware,
dissenters do not have appraisal rights.

                                  RISK FACTORS

            There are certain risks associated with the proposed transaction.
Among the significant risks are the following:

            Lack of Independent Appraisal by Investment Banker Engaged by the Company

            The Company has not engaged an investment banker to evaluate the fairness of the terms of the Asset Purchase Agreement. Accordingly, the Company
is relying solely upon the judgment of the Board of Directors in assessing the fairness of the Asset Purchase Agreement. Although the members of the Board of
Directors have substantial knowledge of the business of the Company, the industry and experience in evaluating transactions, the Board of Directors could be mistaken in its judgment. Each stockholder must evaluate all of the information contained herein concerning the transactions relating to the Asset
Purchase Agreement based upon his/her individual investment objectives and concerns. Accordingly, each stockholder should consult with his/her own investment advisors and consultants in deciding whether to approve the proposed sale of substantially all the Company's assets pursuant to the terms of the
Asset Purchase Agreement.

            The Company's Stockholders Will Not Recover Their Original Investment

            The Company's stockholders will receive no consideration as a result of the sale of substantially all of the Company's assets. The Company expects to use a major portion of the cash to be received from the sale of substantially all its assets to pay its liabilities, including expenses it may incur in pursing the sale of substantially all of its assets. The Board of Directors may seek to merge or consolidate or otherwise combine with an operating business or liquidate the Company. Regardless of what the Board of Directors may decide to do with the assets of the Company after the Closing, the stockholders will not receive any significant consideration and stockholders should expect to lose most, if not all, of their original investment in the Company.

            Unascertainable Risks and Broad Range of Potential Business Reorganization

            As the Company has not yet identified a prospective business combination, Stockholders have no basis on which to evaluate the possible merits or risks of an alternative business to the one the Company has. Although the
Board of Directors will endeavor to evaluate the risks inherent in any particular future operating business the Company may combine with in the future, there can be no assurance that the Board of Directors will properly ascertain all such risks. Management of the Company will have virtually unrestricted flexibility in identifying and selecting a prospective merger or combination. In many cases, stockholder approval will not be required to effect such a merger or combination.

                                      -14-

            Possible Need for Additional Financing

            The Company plans to use the net proceeds of the sale of
substantially all of its assets primarily to pay for its liabilities.
Consequently, the current cash and cash equivalents which may remain after the sale may not be sufficient to allow it to consummate a merger or business combination with an operating company. In the event that the Company's capital resources prove to be insufficient, the Company may require additional financing. There can be no assurance that such financing would be available on acceptable terms, if at all.

            Delisting from AMEX

            The shares of the Company's Common Stock are currently listed for trading on the American Stock Exchange ("AMEX"). Under its rules for continued
listing, the AMEX may consider suspending dealings in securities of a company if it has failed to maintain stockholder's equity of at least $2,000,000 and/or has had net losses in two of its three most recent fiscal years. While the AMEX has not officially indicated that the Company has failed to satisfy any continued
listing requirement, the failure of the Company to meet the continued AMEX listing requirements would result in the Company's securities being delisted which would further result in the Company's securities trading on the OTC
Electronic Bulletin Board or in the "pink sheets" maintained by the National
Quotation Bureau, Inc., which are generally considered to be less efficient markets than AMEX.

            The Common Stock may be subject to additional regulations applicable to lower priced securities that may reduce the trading volume of the shares and may also reduce the Company's stockholders ability to resell the shares later.

            If the shares of Common Stock are delisted from AMEX, the trading of the Company's Common Stock may be subject to a number of regulations that can affect its price and the Company's stockholders' ability to sell it. For example, Rule 15g-9 under the Securities Exchange Act of 1934, as amended, may apply to the Common Stock. This rule imposes sales practice requirements on broker-dealers that sell low priced securities to persons other than established customers and institutional accredited investors. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction.

            In addition, under United States securities regulations, penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market. For any transaction involving a penny stock, unless exempt, the penny stock rules require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Securities and Exchange
Commission relating to the penny stock market. The broker-dealer must also disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the penny stock rules may restrict the ability of broker-dealers to sell our common stock. The penny stock rules will not apply if the market price of each share of common stock is $5.00 or greater.
These requirements may reduce the level of trading activity in any secondary market for the Company's common stock and may adversely affect the ability of broker-dealers to sell the Company's securities. This may also affect the
Company's stockholders' ability to resell their shares of Common Stock in the future if the market price of each share of Common Stock remains below $5.00.

                                      -15-

                   DESCRIPTION OF THE ASSET PURCHASE AGREEMENT

            The following summary of the terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Appendix A (excluding schedules and exhibits).

            Purchase Price

            Pursuant to the Asset Purchase Agreement, the Company will receive consideration of $900,000, of which $250,000 was received upon the execution of the Asset Purchase Agreement and $250,000 was received on January __, 2002. The
Company has used such funds to pay down its liabilities. The remaining $400,000 will be paid upon the closing of the Asset Purchase Agreement. All of the consideration is payable to the Company and not to the stockholders of the
Company.

            Description of Assets Being Sold

            The Company is selling substantially all of its assets, property and business, of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned, held or used primarily in the conduct of the Company's business. The assets include all intellectual property rights developed or acquired by the Company, the personal property, equipment, computer systems, communications equipment, furniture and office equipment as described on Schedule 3.07(d) of the Asset Purchase Agreement, all rights and obligation under the Company's contracts, agreements, licenses, commitments, sales and purchase orders and other instruments (to the extent they are assignable), and the Company's accounts receivable consisting of $271,414 due from CrossZ
Solutions to the Company pursuant to the Reseller Agreement.

            Representations and Warranties

            The Asset Purchase Agreement contains representations and warranties by the Company, including, without limitation, those relating to: (i) the due organization and due authorization of the Company to enter into the sale of substantially all the Company's assets pursuant to the terms of the Asset
Purchase Agreement, (ii) the absence of any material changes since September 30,
2001 to the condition of the Company's assets to be purchased pursuant to the
Asset Purchase Agreement, (iii) the non-disclosure of the software source code, mathematical formula and research and development results and other know-how related to the Company's business to any person other than employees, representatives or agents of the Company; (iv) the absence of any material violation of law in connection with the Company's operations; (v) the absence of undisclosed material litigation; and (vii) the ownership of and the absence of any lien on the Company's assets.

            Certain Covenants Prior to Closing

            The Company has agreed, prior to Closing, (i) not to acquire a material amount of assets from any other individual or entity or sell, lease, license or otherwise dispose of any assets to be purchased pursuant to the Asset
Purchase Agreement except pursuant to existing contracts or commitments and in the ordinary course consistent with past practice; (ii) to comply promptly with legal requirements that may be imposed upon it in connection with the sale of substantially all of the Company's assets pursuant to the Asset Purchase
Agreement; (iii) to afford CrossZ Solutions and its representatives access at all reasonable times to its businesses and properties for the purposes of investigation of the Company's business and the Company's assets; (iv) to promptly notify CrossZ Solutions of any notice or other communication which materially affects the Closing; and (v) for a period of three years after the
Closing Date, not to compete and employ or solicit previous employees of the
Company who is or were employed by the Company.

                                      -16-

            Closing Conditions

            The obligations of the Company and CrossZ Solutions to cause the
Asset Purchase Agreement to be consummated are subject to satisfaction of the following conditions, among others: (i) each of the parties' representations and warranties contained in the Asset Purchase Agreement shall be true and correct in all material respects; (ii) the parties shall have performed or complied in all material respects with all obligations required by the Asset Purchase
Agreement to be performed or complied with by them on or prior to the Closing;
(iii) no government action or injunction that would render the transactions contemplated by the Asset Purchase Agreement illegal or otherwise materially restrict consummation of such transactions; and (iv) all required governmental consents, if any, shall have been obtained.

            Closing/Termination

            The Closing is scheduled to occur on about February 28, 2002, but may be postponed by the Company to a date no later than April 30, 2002. The
Asset Purchase Agreement may be terminated and abandoned by either the Company or CrossZ Solutions upon the happening of certain events including (i) the mutual written agreement of the Company and CrossZ Solutions, (ii) if a court or government body having competent jurisdiction passes a judgement which would prevent the consummation of the sale of substantially all of the Company's assets pursuant to the terms of the Asset Purchase Agreement and (iii) if the
Closing shall not have occurred on or before April 30, 2002.

                                      -17-

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information concerning ownership of the shares of Common Stock as of the Record Date by each person known by the
Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, each director, each executive officer and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each such person is in care of the Company, One
Expressway Plaza, Suite 208, Roslyn Heights, New York 11577.

-----------------------------------------------------------------------------------------------
                                                     Number of Shares
     Directors, Executive Officers                   of Common Stock
          And 5% Stockholders                       Beneficially Owned(1)       Percentage(2)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Barry Rubenstein                                       33,766,259(3)                     59.8%
68 Wheatley Road
Brookville, New York 11545

-----------------------------------------------------------------------------------------------
Irwin Lieber                                           16,235,504(4)                     35.2%
767 Fifth Avenue, 45th Floor
New York, New York 10153

-----------------------------------------------------------------------------------------------
Barry Fingerhut                                        15,974,321(5)                     34.7%
767 Fifth Avenue, 45th Floor
New York, New York 10153

-----------------------------------------------------------------------------------------------
Seth Lieber                                            14,754,888(6)                     32.6%
767 Fifth Avenue, 45th Floor
New York, New York 10153

-----------------------------------------------------------------------------------------------
Jonathan Lieber                                        14,673,748(7)                     32.4%
767 Fifth Avenue, 45th Floor
New York, New York 10153

-----------------------------------------------------------------------------------------------
Wheatley Foreign Partners, L.P.                        12,117,143(8)                     26.8%
c/o Fiduciary Trust One Capital Place
Snedden Road, P.O. Box 1062
Grand Cayman, British West Indies

-----------------------------------------------------------------------------------------------
Wheatley Partners, L.P.                                12,117,143(8)                     26.8%
60 Cutter Mill Road
Great Neck, New York 11021

-----------------------------------------------------------------------------------------------
Seneca Ventures                                         6,134,350(9)                     14.5%
68 Wheatley Road
Brookville, New York 11545

                                      -18-

-----------------------------------------------------------------------------------------------
Woodland Venture Fund                                  6,397,975(10)                     15.2%
68 Wheatley Road
Brookville, New York 11545

-----------------------------------------------------------------------------------------------
Woodland Partners                                      3,548,172(11)                      8.8%
68 Wheatley Road
Brookville, New York 11545

-----------------------------------------------------------------------------------------------
Marilyn Rubenstein                                    17,568,911(12)                     36.1%
68 Wheatley Road
Brookville, New York 11545

-----------------------------------------------------------------------------------------------
Woodland Services Corp.                               12,532,325(13)                     27.3%
68 Wheatley Road
Brookville, New York 11545

-----------------------------------------------------------------------------------------------
Wheatley Partners II, L.P.                                 2,434,200                      6.3%
60 Cutter Mill Road
Great Neck, New York 11021

-----------------------------------------------------------------------------------------------
Firebrand Financial Group, Inc.                      [4,049,227(14)]                     ____%
One State Street Plaza
24th Floor
New York, New York 10004
-----------------------------------------------------------------------------------------------
EarlyBirdCapital.com, Inc.                           [3,753,703(15)]                     ____%
One State Street Plaza, 24th Floor
New York, New York 10004

-----------------------------------------------------------------------------------------------
EarlyBirdCapital, Inc.                               [1,161,111(16)]                     ____%
One State Street Plaza, 24th Floor
New York, New York 10004

-----------------------------------------------------------------------------------------------
Dalewood Associates, Inc.                            [2,592,592(17)]                     ____%
One State Street Plaza, 24th Floor
New York, New York 10004

-----------------------------------------------------------------------------------------------
Joseph M. Valley, Jr.                                         60,625                      (18)

-----------------------------------------------------------------------------------------------
Robert Thompson                                          342,500(19)                      (18)

-----------------------------------------------------------------------------------------------
Daniel M. Pess                                           362,166(20)                      (18)

-----------------------------------------------------------------------------------------------
Rino Bergonzi                                             31,500(19)                      (18)

-----------------------------------------------------------------------------------------------
Alan W. Kaufman                                          224,827(21)                      (18)

-----------------------------------------------------------------------------------------------
Andre Szykier                                            126,750(22)                      (18)

-----------------------------------------------------------------------------------------------
                                      -19-

All directors and executive officers as a group
(6 persons)                                            1,148,368(23)                     ____%]

-----------------------------------------------------------------------------------------------

(1)         A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record
            Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2)         Based on [         ] shares of Common Stock outstanding as of the Record Date.

(3)         Based upon information contained in a report on a Schedule 13D (the
            "Wheatley 13D") filed jointly by Barry Rubenstein, Wheatley Foreign
            Partners, L.P. ("Wheatley Foreign"), Wheatley Partners, L.P.
            ("Wheatley"), Seneca Ventures ("Seneca"), Woodland Venture Fund
            ("Woodland Fund"), Woodland Partners, Rev-Wood Merchant Partners
            ("Rev-Wood"), Brookwood Partners, L.P. ("Brookwood") and certain other entities with the Securities and Exchange Commission ("SEC")
            and a Form 4 filed by Mr. Rubenstein with the SEC as well as certain other information. Includes 56,944 shares of Common Stock issuable upon exercise of options held by Mr. Rubenstein and 777,778 shares issuable upon exercise of warrants held by Mr. Rubenstein. Also includes (i) 1,888,889 shares of Common Stock issuable upon exercise of warrants held by Woodland Partners, (ii) 3,759,259 shares of
            Common Stock issuable upon exercise of warrants held by Woodland
            Fund, (iii) 3,759,259 shares of Common Stock issuable upon exercise of warrants held by Seneca, (iv) 6,320,741 shares of Common Stock issuable upon exercise of warrants held by Wheatley, (v) 549,630 shares of Common Stock issuable upon exercise of warrants held by
            Wheatley Foreign, (vi) 200,000 shares of Common Stock issuable upon exercise of options held by Rev-Wood, (vii) 777,778 shares of Common
            Stock issuable upon exercise of warrants held by Brookwood. Mr.
            Rubenstein disclaims beneficial ownership of the securities held by
            Woodland Partners, Woodland Fund, Seneca, Wheatley, Wheatley
            Foreign, Rev-Wood, and Brookwood, except to the extent of his respective equity interests therein.

(4)         Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Lieber and certain other information. Includes 58,333 shares of Common Stock issuable upon exercise of options held by Mr.
            Lieber and 777,778 shares of Common Stock issuable upon exercise of warrants held by Mr. Lieber. Also includes (i) 6,320,741 shares of
            Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 549,630 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign, of which Mr. Lieber disclaims beneficial ownership, except to the extent of his respective equity interests therein.

(5)         Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Fingerhut and certain other information. Includes
            777,778 shares of Common Stock issuable upon exercise of warrants held by Mr. Fingerhut. Also includes (i) 6,320,741 shares of Common
            Stock issuable upon exercise of warrants held by Wheatley, and (ii)
            549,630 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign. Mr. Fingerhut disclaims beneficial ownership of the securities held by Wheatley and Wheatley Foreign, except to the extent of his respective equity interests therein.

                                      -20-

(6)         Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Lieber. Includes 695 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (i)
            6,320,741 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 549,630 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign, of which Mr.
            Lieber disclaims beneficial ownership, except to the extent of his respective equity interests therein.

(7)         Based upon information contained in the Wheatley 13D and a Form 4 filed by Mr. Lieber. Includes 695 shares of Common Stock issuable upon exercise of options held by Mr. Lieber. Also includes (i)
            6,320,741 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 549,630 shares of Common Stock issuable upon exercise of warrants held by Wheatley Foreign, of which Mr.
            Lieber disclaims beneficial ownership, except to the extent of his respective equity interests therein.

(8)         Based upon information contained in the Wheatley 13D and a Form 4 filed by each of Wheatley and Wheatley Foreign and certain other information. Includes (i) 6,320,741 shares of Common Stock issuable upon exercise of warrants held by Wheatley, and (ii) 549,630 shares of Common Stock issuable upon exercise of warrants held by Wheatley
            Foreign. Wheatley Foreign disclaims beneficial ownership of the securities held by Wheatley and Wheatley disclaims beneficial ownership of the securities held by Wheatley Foreign.

(9)         Based upon information contained in the Wheatley 13D and certain other information. Includes 3,759,259 shares of Common Stock issuable upon exercise of warrants held by Seneca.

(10)        Based upon information contained in the Wheatley 13D and certain other information. Includes 3,759,259 shares of Common Stock issuable upon exercise of warrants held by Woodland Fund.

(11)        Based upon information contained in the Wheatley 13D and certain other information. Includes 1,888,889 shares of Common Stock issuable upon exercise of warrants held by Woodland Partners.

(12)        Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 1,888,889 shares of Common Stock issuable upon exercise of warrants held by Woodland Partners, (ii)
            3,759,259 shares of Common Stock issuable upon exercise of warrants held by Seneca, (iii) 3,759,259 shares of Common Stock issuable upon exercise of warrants held by Woodland Fund and, (iv) 777,778 shares of Common Stock issuable upon exercise of warrants held by
            Brookwood. Marilyn Rubenstein disclaims beneficial ownership of the
            Securities held by Woodland Partners, Seneca, Woodland Fund and
            Brookwood except to the extent of her respective equity interest therein.

(13)        Based upon information contained in the Wheatley 13D and certain other information. Includes (i) 3,759,259 shares of Common Stock issuable upon exercise of warrants held by Woodland Fund and (ii)
            3,759,259 shares of Common Stock issuable upon exercise of warrants held by Seneca.

(14)        Based upon information contained in a report on a Schedule 13G (the
            "Firebrand 13G"), filed jointly by Firebrand Financial Group, Inc.
            ("FFGI"), EarlyBirdCapital.com, Inc. ("EBC"), EarlyBirdCapital, Inc.
            ("EarlyBird Capital"), Dalewood Associates, Inc. ("Dalewood"),
            Dalewood Associates, LP ("Dalewood LP") and Dalewood 2 Private
            Technology Limited ("Dalewood 2"). FFGI is the majority shareholder of EBC. EBC wholly-owns Dalewood and EarlyBird Capital. Dalewood is the general partner of Dalewood LP and the investment manager for
            Dalewood 2. FFGI directly beneficially owns 205,764 shares of Common
            Stock and is also

                                      -21-

            deemed to beneficially own 89,740 shares of Common
            Stock through the holdings of its wholly-owned subsidiary, GKN
            Securities, Inc. Also includes a currently exercisable option to purchase up to 1,161,111 shares of Common Stock held by EarlyBird
            Capital, 1,296,296 shares of Common Stock held by Dalewood LP and
            1,296,296 shares of Common Stock held by Dalewood 2.

(15)        Based upon information contained in the Firebrand 13G. Consists of a presently exercisable option to purchase up to 1,116,111 shares of
            Common Stock held by EarlyBird Capital, 1,296,296 shares of Common
            Stock held by Dalewood LP and 1,296,296 shares of Common Stock held by Dalewood 2.

(16)        Based upon information contained in the Firebrand 13G. Consists of a presently exercisable option to purchase 1,161,111 shares of Common
            Stock.

(17)        Based upon information contained in the Firebrand 13G. Consists of
            1,296,296 shares owned by Dalewood LP and 1,296,296 shares owned by
            Dalewood 2.

(18)        Less than 1%.

(19)        Consists of shares of Common Stock issuable upon exercise of options.

(20)        Includes 354,583 shares of Common Stock issuable upon exercise of options.

(21)        Includes 116,500 shares of Common Stock issuable upon exercise of options.

(22)        Includes 104 shares of Common Stock owned by Remy Szykier, Mr.
            Syzkier's daughter, and 58,167 shares of Common Stock issuable upon exercise of options.

(23)        Includes 917,375 shares of Common Stock issuable upon exercise of options.

                                      -22-

                                 RECOMMENDATION

            The Board of Directors believes that the proposal to sell
substantially all of the Company's assets for cash pursuant to the terms of the
Asset Purchase Agreement is fair to, and in the best interests of, the Company and the Board of Directors has unanimously approved, and recommends that you approve, such proposal.

                       WHERE YOU CAN FIND MORE INFORMATION

            We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document we file at the following locations:

                        SEC Main Public Reference Room
                        450 Fifth Street, N.W.
                        Washington, D.C. 20549

                        or at the

                        Library
                        American Stock Exchange
                        86 Trinity Place
                        New York, New York 10006

            You may obtain information on the operation of the SEC's public reference rooms or the American Stock Exchange's ("AMEX") library by calling the
SEC at (800) SEC-0330 or the AMEX at (212) 306-1000, respectively. You can also access the electronic versions of these filings on the Internet at the SEC's web site, located at http://www.sec.gov.

                                  OTHER MATTERS

            As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Daniel M. Pess
Secretary

__________, 2002

                                      -23-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         QUERYOBJECT SYSTEMS CORPORATION

                    Proxy -- Special Meeting of Stockholders
                               _____________, 2002

            The undersigned, a stockholder of QueryObject Systems Corporation, a
Delaware corporation (the "Company"), does hereby appoint Robert Thompson and
Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Special
Meeting of Stockholders of the Company (the "Special Meeting") to be held at the
Company's principal executive offices, located at One Expressway Plaza, Suite
208, Roslyn Heights, New York 11577, on _______, _________, 2002 at 10:00 A.M.,
local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

            TO APPROVE THE SALE OF SUBSTANTIALLY ALL THE ASSETS OF THE COMPANY
            PURSUANT TO THE TERMS OF THE ASSET PURCHASE AGREEMENT:

            ______  FOR   _____  AGAINST    _____  ABSTAIN

            DISCRETIONARY AUTHORITY:

            In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the Special
            Meeting.

            THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS
HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO
APPROVE THE ASSET PURCHASE AGREEMENT.

                                      -24-

                        The undersigned hereby revokes any proxy or proxies
heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated __________, 2002.

Dated _______________________, 2002

_____________________________ (L.S.)

_____________________________ (L.S.)
            Signature(s)

NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

            Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.

                                      -25-

                                   APPENDIX A
                                   ----------

                            ASSET PURCHASE AGREEMENT

                                   dated as of

                                December 12, 2001

                                     between

                             CrossZ Solutions S.p.A.

                                       and

                         QueryObject Systems Corporation

                            ASSET PURCHASE AGREEMENT

            AGREEMENT  dated  December  12,  2001  between  QueryObject  Systems
Corporation,  a Company  organized  and existing  under the laws of the State of
Delaware,  with offices at One Expressway Plaza, Roslyn Heights, New York 11577,
USA ("Seller"),  and CrossZ Solutions  S.p.A., a Company  organized and existing under the laws of Italy, with offices at Salita Scudillo 20, 80133 Naples, Italy
("Buyer"), collectively referred to as the "Parties".

                              W I T N E S S E T H:

            WHEREAS,   Seller  conducts  a  business  which   develops,   sells,
distributes  and  maintains  a suite of  software  programs  to be used by third parties to implement Business Intelligence solutions (the "Business");

            WHEREAS,  Buyer desires to purchase  substantially all of the assets of the Business from Seller, and Seller desires to sell substantially all of the assets of the  Business to Buyer,  upon the terms and subject to the  conditions hereinafter set forth;

            NOW,   THEREFORE,   in   consideration  of  the  foregoing  and  the
representations,  warranties,  covenants and agreements  herein  contained,  the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            The following terms, as used herein, have the following meanings:

            "Affiliate"  means, with respect to any Person,  any Person directly or  indirectly  controlling,  controlled  by, or under common  control with such other Person.

            "Export  Administration Act" means the Export  Administration Act of
1979, as amended, and the rules and regulations promulgated thereunder.

            "Intellectual  Property  Right" means any  trademark,  service mark, registration  thereof or  application  for  registration  therefor,  trade name, invention,  patent,  patent  application,  trade  secret,  know-how,  copyright, copyright  registration,  application for copyright  registration,  or any other similar type of proprietary  intellectual  property right, in each case which is owned or licensed by Seller or any  Affiliate of Seller and used or held for use primarily in the Business.

            "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

            "Material  Adverse  Change" means a material  adverse  change in the condition of the Purchased Assets (financial or otherwise).

            "Material  Adverse  Effect" means a material  adverse  effect on the condition of the Purchased Assets (financial or otherwise).

            "HSR Act" means the Hart-Scott-Rodino  Antitrust Improvements Act of
1976, as amended.

            "1934 Act" means the  Securities  Exchange Act of 1934,  as amended, and the rules and regulations promulgated thereunder.

            "Notes" means the promissory  notes issued by the Seller each in the principal  amount of  US$250,000  (Two Hundred  Fifty  Thousand US Dollars),  in
substantially the form of Exhibits A and B hereto.

            "Person" means an  individual,  a  corporation,  a  partnership,  an association, a trust or other entity or organization,  including a government or political subdivision or an agency or instrumentality thereof.

                                   ARTICLE II

                                PURCHASE AND SALE

            2.01 Purchase and Sale. Upon the terms and subject to the conditions of this  Agreement,  Buyer agrees to purchase  from Seller and Seller  agrees to sell, transfer,  assign and deliver, or cause to be sold, transferred,  assigned and delivered,  to Buyer by Closing, free and clear of all Liens,  substantially all of the  assets,  property  and  business,  of every  kind  and  description, wherever located,  real, personal or mixed, tangible or intangible,  owned, held or used  primarily  in the  conduct of the  Business by Seller as the same shall exist on the Closing  Date (the  "Purchased  Assets"),  and  including,  without limitation, all right, title and interest of Seller in, to and under:

            (i)    all Intellectual Property Rights developed or acquired by the
Seller in connection with the Business,  including without  limitation the items listed on Schedule 3.07(a);

            (ii)   the   personal   property,   equipment,   computer   systems,
communications  equipment,  furniture  and office  equipment  listed on Schedule
3.07(d);

            (iii)  all rights and obligations, under the contracts,  agreements, licenses,  commitments,  sales and purchase orders and other instruments, to the extent  they are  assignable,  under  the  contracts  listed  on  Schedule  3.10
(collectively, the "Contracts");

            (iv)   the accounts receivable listed on Schedule 9.02.

            Both the Buyer and the Seller  recognize  that the Purchased  Assets are primarily intangible and intellectual  property assets, having been assessed the  absence of patents,  copyright  registrations,  trade names  registrations, comprehensive  design  documents,  product  specifications  and the  like.  As a consequence of the foregoing, every item part of the Purchased Assets listed and described in the above mentioned Schedules will be subject to specific Terms and
Conditions  and the transfer will be considered  completed with the execution by the Buyer of an Acceptance Report prepared by the Seller.

                                       A-2

            2.02 Purchase  Price.  The purchase  price for the Purchased  Assets
(the "Purchase  Price") is US$900,000 (Nine Hundred Thousand US Dollars) payable in cash. The Purchase Price shall be paid as provided in Section 2.03.

            2.03 Closing.  The closing (the  "Closing") of the purchase and sale of the  Purchased  Assets  shall take  place at the  offices of Buyer in Naples,
Italy as soon as  practicable  following  the approval of this  Agreement by the
Stockholders of the Seller.  It is currently  anticipated  that the Closing will occur on or about March 31, 2002. The Closing date may be postponed by Seller up to 30 days following written notice to the Buyer in the event that the Seller is unable to obtain  Stockholder  approval of this Agreement on or before March 28,
2002.

            The Purchase Price will be paid as follows:

                -   US$250,000  (Two Hundred Fifty  Thousand US Dollars) will be paid upon  signing of this  Agreement  to be credited to the aggregate Purchase Price. The payment of this amount will be evidenced by the Note attached hereto as Exhibit A.

                -   US$250,000  (Two  Hundred  Fifty  Thousand US Dollars) to be
                    paid on January 15,  2002 to be  credited  to the  aggregate
                    Purchase Price. The payment of this amount will be evidenced by the Note attached hereto as Exhibit B.

                -   The balance of US$400,000 (Four Hundred Thousand US Dollars)
                    to be paid at Closing.

                        At the  Closing,  Seller and Buyer  shall  enter into an
Assignment  and  Assumption  Agreement  which shall provide that the Buyer shall assume after the Closing all of the obligations under the Purchased Assets,  and
Seller shall deliver to Buyer such deeds, bills of sale, endorsements, consents, assignments  and  other  good  and  sufficient  instruments  of  conveyance  and assignment  (the  "Conveyance  Documents")  as the parties and their  respective counsel  shall deem  reasonably  necessary or  appropriate  to vest in Buyer all right,  title and interest in, to and under the Purchased  Assets.  In addition, the Buyer shall deliver the Notes to the Seller for cancellation.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

            Seller hereby represents and warrants to Buyer that:

            3.01 Corporate Existence and Power. The Seller is a corporation duly incorporated,  validly  existing  and in good  standing  under  the  laws of its jurisdiction  of  incorporation,  and has all corporate  powers and all material governmental licenses, authorizations,  consents and approvals required to carry on its business as now conducted.  Seller has heretofore delivered to Buyer true and complete copies of the certificate of incorporation  and bylaws of Seller as currently in effect.

                                       A-3

            3.02   Corporate   Authorization.   The   execution,   delivery  and
performance  by Seller of this Agreement and the  consummation  by Seller of the transactions  contemplated  hereby are within Seller's corporate powers and have been duly  authorized  by all necessary  corporate  action on the part of Seller except for approval of this Agreement by the  Stockholders  of the Seller.  This
Agreement  constitutes  a valid and  binding  agreement  of  Seller  enforceable against Seller in accordance with its terms,  subject to applicable  bankruptcy, insolvency,  reorganization  and  moratorium  laws  and  other  laws of  general application  affecting the enforcement of creditors' rights  generally,  and the availability  of  equitable  remedies  may be limited by general  principles  of equity.

            3.03  Governmental  Authorization.   The  execution,   delivery  and
performance by Seller of this  Agreement  require no action by or in respect of, or filing with, any governmental body, agency,  official or authority other than
(i) compliance with any applicable  requirements of the HSR Act; (ii) compliance with any applicable  requirements of the 1934 Act; and (iii) compliance with any applicable requirements of the Export Administration Act.

            3.04 Non-Contravention.  The execution,  delivery and performance by
Seller of this Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of Seller,  (ii) assuming compliance with the  matters  referred  to in  Section  3.03,  contravene  or  conflict  with or constitute  a  violation  of any  provision  of any law,  regulation,  judgment, injunction,  order  or  decree  binding  upon or  applicable  to  Seller  or the
Business; (iii) assuming the obtaining of all Required Consents (as such term is defined in Section 3.05 hereof),  constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of
Buyer or to a loss of any benefit  relating to the  Business to which  Seller is entitled  under any  provision of any  agreement,  contract or other  instrument binding upon Seller or by which any of the  Purchased  Assets is or may be bound or any Permit or (iv) result in the  creation or  imposition  of any Lien on any
Purchased Asset.

            3.05  Required and Other  Consents.  Schedule  3.05 (a) and Schedule
3.10 sets forth each agreement, contract or other instrument binding upon Seller or any Permit  requiring a consent as a result of the  execution,  delivery  and
performance  of  this  Agreement  or  the   consummation  of  the   transactions
contemplated hereby,  except such consents as would not,  individually or in the aggregate,  have a Material  Adverse  Effect if not received by the Closing Date
(each such consent, a "Required Consent" and together the "Required Consents").

            3.06 Absence of Certain Changes.  Since September 30, 2001 except to the extent  described in the Seller's  filings under the 1934 Act, there has not been:

            (a)  any  Material   Adverse   Change  or  any  event,   occurrence,
development or state of circumstances or facts which could be expected to result in a Material Adverse Change;

            (b)  any  incurrence,  assumption  or  guarantee  by  Seller  of any indebtedness  for borrowed  money with respect to the Business other than in the ordinary  course of business  and in amounts and on terms  consistent  with past practices;

            (c) any  creation or other  incurrence  of any Lien on any  material
Purchased  Asset other than in the ordinary  course of business  consistent with past practices;

                                       A-4

            (d) any damage,  destruction  or other casualty loss (whether or not covered by  insurance)  affecting  the  Business or any  Purchased  Asset which, individually  or in the  aggregate,  has had or could  reasonably be expected to have a Material Adverse Effect;

            (e) any transaction, contract, agreement or other instrument entered into,  or commitment  made, by Seller  relating to the Business or any Purchased
Asset   (including  the  acquisition  or  disposition  of  any  assets)  or  any relinquishment  by Seller  of any  contract  or other  right,  in  either  case, material  to  the  Business  taken  as a  whole,  other  than  transactions  and commitments in the ordinary  course of business  consistent  with past practices and those contemplated by this Agreement.

      If prior to Closing,  the Seller files for reorganization under Chapter 11 of the U.S.  Bankruptcy  Protection  Code that may effect the completion of this agreement,  or effect the Seller's  powers as represented in Section 3.01 above, the Buyer will be  entitled  to a non  exclusive  remedy for the break up of the agreement and full title to the Assets transferred up to that date.

            3.07  Properties.  (a)  Schedule  3.07(a)  correctly  describes  all
Intellectual  Property Rights  developed by Seller for the Business  included in the Purchased  Assets ,which  Seller fully owns.  Schedule  3.07(a) sets forth a list of all Intellectual Property Rights,  specifying as to each, as applicable:
(i) the  nature  of such  Intellectual  Property  Right;  (ii) the owner of such
Intellectual  Property  Right;  (iii)  the  jurisdictions  by or in  which  such
Intellectual  Property Right is recognized without regard to registration or has been  issued or  registered  or in which an  application  for such  issuance  or
registration   has  been  filed,   including  the  respective   registration  or
application  numbers;   and  (iv)  material  licenses,   sublicenses  and  other
agreements  as to which Seller or any of its  affiliates is a party and pursuant to which any  Person is  authorized  to use such  Intellectual  Property  Right, including the identity of all parties  thereto,  a description of the nature and subject matter thereof, the applicable royalty and the term thereof.

            (b) Seller has not during the three years preceding the date of this
Agreement been sued or charged in writing with or been a defendant in any claim, suit,  action or  proceeding  relating to its business that has not been finally terminated prior to the date hereof and that involves a claim of infringement of any  patents,  trademarks,  service  marks  or  copyrights,  and  Seller  has no knowledge of any other claim or infringement by Seller,  and no knowledge of any continuing infringement by any other Person of any Intellectual Property Rights.
No Intellectual  Property Right is subject to any outstanding  order,  judgment, decree,  stipulation  or  agreement  restricting  the use thereof by Seller with respect to the Business or  restricting  the licensing  thereof by Seller to any
Person.  Seller has not entered into any agreement to indemnify any other Person against any charge of  infringement  of any patent,  trademark,  service mark or copyright.

            (c) None of the software codes, mathematical formulae,  research and development  results and other know-how  relating to the Business,  the value of which to Seller is contingent upon maintenance of the  confidentiality  thereof, has been  disclosed by Seller or any affiliate  thereof to any Person other than employees, representatives and agents of Seller.

                                       A-5

            (d) Schedule  3.07(d)  correctly  describes  all  material  personal property used in the Business included in the Purchased Assets,  including,  but not limited to,  equipment,  furniture,  other trade  fixtures and materials and fixed assets, which Seller owns.

            (e) The Seller  has good and  marketable,  indefeasible,  fee simple title to all Purchased Assets (whether real, personal,  tangible or intangible).
Upon  consummation  of the  transactions  contemplated  hereby,  Buyer will have acquired good and marketable title in and to each of the Purchased Assets,  free and clear of all Liens.

            (f) No Purchased Asset is subject to any Lien.

            (g) No violation  of any law,  regulation  or ordinance  (including,
without  limitation,   laws,  regulations  or  ordinances  relating  to  zoning,
environmental, city planning or similar matters) relating to the Business or any
Purchased Asset currently exists or has existed at any time since January, 1998, except for violations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            3.08  Sufficiency  of the Purchased  Assets.  The  Purchased  Assets
constitute,  and on the Closing Date will constitute,  substantially  all of the assets or property used or held for use in the Business.

            3.09  Litigation.   There  is  no  action,  suit,  investigation  or
proceeding  (or any basis  therefor)  pending  against,  or to the  knowledge of
Seller,  threatened  against or affecting,  the Business or any Purchased  Asset before any court or  arbitrator  or any  governmental  body,  agency or official which,  if determined or resolved  adversely in accordance  with the plaintiff's demands, would reasonably be expected to have a Material Adverse Effect or which in any manner challenges or seeks to prevent,  enjoin, alter or materially delay the transactions contemplated hereby.

            3.10 Material  Contracts.  (a) Except for the Contracts disclosed in
Schedule  3.10 or any other  Schedule  to this  Agreement,  with  respect to the
Business,  Seller is not a party to or  subject  to any of the  following  as it relates to the Purchased Assets:

            (i)     any lease;
            (ii)    any contract for the purchase of materials, supplies, goods, services, equipment or other assets;
            (iii)   any sales, distribution or other similar agreement providing for the  sale  by  Seller  of  materials,  supplies,  goods, services, equipment or other assets;
            (iv)    any  partnership,  joint venture or other  similar  contract arrangement or agreement;
            (v)     any contract  relating to indebtedness for borrowed money or the deferred purchase price of property  (whether  incurred, assumed, guaranteed or secured by any asset);
            (vi)    any license agreement,  franchise  agreement or agreement in respect of similar rights granted to or held by Seller;
            (vii)   any agency,  dealer,  sales  representative or other similar agreement;
            (viii)  any  agreement,  contract or commitment  that  substantially limits the

                                       A-6

            (ix)    freedom of Seller to compete in any line of business or with any  Person  or in  any  area  or  to  own,  operate,  sell, transfer,  pledge or  otherwise  dispose of or encumber  any
                    Purchased  Asset or which  would so limit the freedom of the
                    Buyer after the Closing Date;
            (x)     any agreement, contract or commitment which is or relates to an  agreement  with or for the benefit of any  Affiliate  of
                    Seller; or
            (xi)    any other agreement,  contract or commitment not made in the ordinary  course  of  business  which  is  material  to  the
                    Business taken as a whole.

            (b) Each  Contract  disclosed in any  Schedule to this  Agreement or required  to be  disclosed  pursuant  to Section  3.10(a) is a valid and binding agreement of Seller and is in full force and effect,  and neither Seller nor, to the  knowledge of Seller,  any other party thereto is in default in any material respect under the terms of any such  Contract,  nor, to the knowledge of Seller, has any event or  circumstance  occurred  that,  with notice or lapse of time or both, would constitute any event of default thereunder.

            3.11 Licenses and Permits.  Schedule 3.11  correctly  describes each license, franchise, permit or other similar authorization affecting, or relating in any way to, the Business,  together with the name of the government agency or entity  issuing such license or permit (the  "Permits").  Except as set forth on the  Schedule  3.11,  such  Permits  are valid and in full force and effect and, assuming the related  Required  Consents have been obtained prior to the Closing
Date, are  transferable  by Seller,  and none of the Permits will,  assuming the related  Required  Consents  have been  obtained  prior to the Closing  Date, be terminated  or impaired  or become  terminable  as a result of the  transactions contemplated  hereby.  Upon  consummation  of  such  transactions,  Buyer  will, assuming the related  Required  Consents have been obtained prior to the Closing
Date, have all of the right, title and interest in all the Permits.

            3.12  Compliance  with Laws.  Seller is not in violation of, has not
since   incorporation   violated,   and  to  Seller's  knowledge  is  not  under
investigation  with respect to or has not been  threatened to be charged with or given notice of any violation of, any law,  rule,  ordinance or  regulation,  or judgment,  order or decree  entered by any  court,  arbitrator  or  governmental authority,  domestic  or  foreign,  applicable  to the  Purchased  Assets or the conduct of the Business,  except for violations  that have not had and could not reasonably be expected to have,  individually  or in the  aggregate,  a Material
Adverse Effect.

            3.13 Finders' Fees. There is no investment banker, broker, finder or other  intermediary which has been retained by or is authorized to act on behalf of Seller who might be  entitled to any fee or  commission  from Buyer or any of its  affiliates  upon  consummation  of the  transactions  contemplated  by this
Agreement.

            3.14  Other  Information.  None  of  the  documents  or  information delivered to Buyer in  connection  with the  transactions  contemplated  by this
Agreement  contains any untrue  statement of a material fact or omits to state a material fact  necessary in order to make the statements  contained  therein not misleading.

            3.15  Representations.  The representations and warranties of Seller contained in this  Agreement,  disregarding  all  qualifications  and exceptions contained  therein relating to

                                       A-7

materiality  or Material  Adverse  Effect,  are true and correct  with only such exceptions  as would  not in the  aggregate  reasonably  be  expected  to have a
Material Adverse Effect.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

            Buyer hereby represents and warrants to Seller that:

            4.01  Organization  and  Existence.  Buyer  is  a  corporation  duly incorporated,  validly existing and in good standing under the laws of Italy and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            4.02   Corporate   Authorization.   The   execution,   delivery  and
performance  by Buyer of this  Agreement  and the  consummation  by Buyer of the transactions  contemplated  hereby are within the corporate  powers of Buyer and have been  duly  authorized  by all  necessary  corporate  action on the part of
Buyer. This Agreement constitutes a valid and binding agreement of Buyer.

            4.03  Governmental  Authorization.   The  execution,   delivery  and
performance by Buyer of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

            4.04 Non-Contravention.  The execution,  delivery and performance by
Buyer of this  Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of Buyer or (ii) assuming compliance with the  matters  referred  to in Section  4.03,  contravene  or  conflict  with any provision of any Law, regulation,  judgment, injunction, order or decree binding upon Buyer.

            4.05 Finders' Fees. There is no investment banker, broker, finder or other  intermediary which has been retained by or is authorized to act on behalf of Buyer who might be  entitled to any fee or  commission  from Seller or any of its  Affiliates  upon  consummation  of the  transactions  contemplated  by this
Agreement.

            4.06 Financing. Buyer has sufficient funds available to purchase the
Purchased Assets.

            4.07  Litigation.   There  is  no  action,  suit,  investigation  or
proceeding  pending against,  or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any matter challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.

                                       A-8

                                   ARTICLE V

                               COVENANTS OF SELLER

            Seller agrees that:

            5.01 Conduct of the Business. From the date hereof until the Closing
Date, Seller will not:

            (a)     with  respect to the Business  acquire a material  amount of assets from any other Person;
            (b)     sell,  Lease,  License or otherwise dispose of any Purchased
                    Assets   except  (i)  pursuant  to  existing   contracts  or
                    commitments and (ii) in the ordinary course  consistent with past practice; or
            (c)     agree or commit to do any of the foregoing.

Seller  will not (i) take or agree or commit to take any action  that would make any  representation  and warranty of Seller hereunder  inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit or agree or commit to omit to take any action  necessary  to  prevent  any such  representation  or warranty from being inaccurate in any respect at any such time.

            5.02 Access to  Information.  From the date hereof until the Closing
Date, Seller (a) will give Buyer, its counsel, financial advisors,  auditors and other authorized representatives full access to the offices,  properties,  books and records of Seller relating to the Business during normal business hours, (b)
will  furnish to Buyer,  its  counsel,  financial  advisors,  auditors and other
authorized   representatives   such  financial  and  operating  data  and  other
information  relating to the Business as such Persons may reasonably request and
(c) will instruct the  employees,  counsel and  financial  advisors of Seller to cooperate  with Buyer in its  investigation  of the  Business;  provided that no investigation  pursuant  to this  Section  shall  affect any  representation  or warranty given by Seller hereunder;  and provided further that any investigation pursuant to this  Section  shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller.

            5.03 Notices of Certain  Events.  Seller shall promptly notify Buyer of:

            (i) any notice or other  communication from any Person alleging that the  consent  of such  Person  is or may be  required  in  connection  with  the transactions contemplated by this Agreement;

            (ii) any  notice or other  communication  from any  governmental  or regulatory agency or authority in connection with the transactions  contemplated by this Agreement; and

            (iii) any actions,  suits,  claims,  investigations  or  proceedings commenced or, to the best of its knowledge  threatened  against,  relating to or involving or otherwise  affecting Seller or the Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to  Section  3.11  or  that  relate  to the  consummation  of  the  transactions contemplated by this Agreement.

            5.04  Non-competition.  (a) Seller agrees that for a period of three full years from the Closing Date, it shall not:

                                       A-9

            (i) engage, either directly or indirectly, as a principal or for its own  account  or  solely  or  jointly  with  others,  or as  stockholder  in any corporation or joint stock  association,  in any business that competes with the
Business as it exists on the Closing Date ;or

            (ii)  employ or  solicit,  or receive or accept the  performance  of services  by, any previous  employee of the Buyer who is or becomes  employed by the Seller;

            (b) If any provision  contained in this Section shall for any reason be held  invalid,  illegal or  unenforceable  in any respect,  such  invalidity, illegality  or  unenforceability  shall not affect any other  provisions of this
Section,  but this Section  shall be construed  as if such  invalid,  illegal or unenforceable  provision had never been contained herein. It is the intention of the parties that if any of the  restrictions  or covenants  contained  herein is held to  cover a  geographic  area or to be for a  length  of time  which is not permitted by  applicable  law, or in any way construed to be too broad or to any extent  invalid,  such provision  shall not construed to be null, void and of no effect,  but to the extent such provision  would be valid or  enforceable  under applicable law, a court of competent  jurisdiction  shall construe and interpret or reform this Section to provide for a covenant having the maximum  enforceable geographic  area,  time  period and other  provisions  (not  greater  than those contained  herein) as shall be valid and enforceable  under such applicable law.
Seller acknowledges that Buyer would be irreparably harmed by any breach of this
Section  and that  there  would be no  adequate  remedy at law or in  damages to compensate Buyer for any such breach. Seller agrees that Buyer shall be entitled to injunctive relief requiring  specific  performance by Seller of this Section, and Seller consents to the entry thereof.

            5.05 Trademarks; Tradenames. (a) After the Closing, Buyer shall have the exclusive right to sell the products derived from the purchased Intellectual
Property Rights and to use existing packaging, labeling,  containers,  supplies, advertising  materials,  technical data sheets and any similar materials bearing any QueryObject Systems Corporation Trade name.

            (b) Buyer shall not be obligated to change the  QueryObject  Systems
Corporation  Trade  name on goods  in the  hands of  dealers,  distributors  and customers.

                                   ARTICLE VI

                               COVENANTS OF BUYER

            Buyer agrees that:

            6.01  Confidentiality.  Prior  to the  Closing  Date and  after  any termination of this Agreement,  Buyer and its Affiliates will hold, and will use their best efforts to cause their  respective  officers,  directors,  employees, accountants,  counsel, consultants,  advisors and agents to hold, in confidence, unless compelled to disclose by judicial or  administrative  process or by other requirements of law, all confidential  documents and information  concerning the
Business or Seller  furnished to Buyer or its Affiliates in connection  with the transactions  contemplated  by this  Agreement,  except to the extent  that such information can be shown to have been (i) previously known on a non-confidential basis by Buyer,  (ii) in the  public  domain  through no fault of Buyer or (iii)
later lawfully  acquired by Buyer from sources other than Seller;  provided

                                      A-10

that Buyer may disclose such information to its officers, directors,  employees, accountants,  counsel,  consultants,  advisors and agents in connection with the
transactions   contemplated   by  this  Agreement   (collectively,   the  "Buyer
Representatives")  and to its lenders in connection with obtaining the financing for the transactions  contemplated by this Agreement so long as such Persons are informed  by  Buyer  of the  confidential  nature  of such  information  and are directed by Buyer to treat such  information  confidentially.  The Buyer  agrees that it will be  responsible  for any breach of this  Agreement  by the  Buyer's
Affiliates,  the  Buyer  Representatives  and  any  lenders  of the  Buyer.  The obligation  of  Buyer  and  its  Affiliates  to hold  any  such  information  in confidence  shall be  satisfied  if they  exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information.  If this Agreement is terminated,  Buyer and its Affiliates will,  and will use their  best  efforts  to cause  their  respective  officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Seller,  upon request,  all documents and other materials, and all copies  thereof,  obtained by Buyer or its Affiliates or on their behalf from  Seller  in  connection  with  this  Agreement  that  are  subject  to such confidence.  Buyer  acknowledges that Seller would be irreparably  harmed by any breach  of this  Section.  Therefore,  the  Seller  shall  be  entitled  to seek injunctive or other  equitable  relief in a court of competent  jurisdiction  to prevent  the  violation  of the  terms of this  agreement.  Injunction  or other equitable  relief  is not  intended  to be an  exclusive  remedy,  but  shall be additional to all other remedies available at law.

            6.02  Access.  On and after the  Closing  Date,  Buyer  will  afford promptly to Seller and its agents  reasonable  access to its properties,  books, records,  employees  and auditors to the extent  necessary  to permit  Seller to determine any matter relating to its rights and obligations  hereunder or to any period  ending on or before the Closing  Date;  provided that any such access by
Seller  shall not  unreasonably  interfere  with the conduct of the  business of
Buyer.

                                  ARTICLE VII

                            COVENANTS OF BOTH PARTIES

            The parties hereto agree that:

            7.01 Best  Efforts / Further  Assurances.  Subject  to the terms and conditions of this  Agreement,  each party will use its best efforts to take, or cause to be  taken,  all  actions  and to do,  or cause to be done,  all  things necessary or desirable  under  applicable laws and regulations to consummate the transactions  contemplated  by this  Agreement.  Seller  and Buyer each agree to execute and deliver such other  documents,  certificates,  agreements  and other writings  and to take such other  actions as may be  necessary  or  desirable in order to consummate or implement expeditiously the transactions  contemplated by this Agreement and to vest in Buyer good and  marketable  title to the Purchased
Assets.

            7.02  Certain  Filings.  Seller and Buyer shall  cooperate  with one another  (a) in  determining  whether  any action by or in respect of, or filing with, any governmental body, agency,  official or authority is required,  or any actions, consents, approvals or waivers are required to be obtained from parties
to  any  material  contracts,   in  connection  with  the  consummation  of  the
transactions  contemplated  by this  Agreement and (b) in taking such actions

                                      A-11

or making  any such  filings,  furnishing  information  required  in  connection therewith and seeking timely to obtain any such actions, consents,  approvals or waivers.

            7.03 Public  Announcements.  The parties  agree to consult with each other  before  issuing  any press  release or making any public  statement  with respect to this Agreement or the transactions contemplated hereby and, except as may be required by  applicable  law or Securities  Law or any listing  agreement with any national securities exchange,  will not issue any such press release or make any such public statement prior to such consultation.

                                  ARTICLE VIII

                                   TAX MATTERS

            8.01 Tax Definitions.  The following terms, as used herein, have the following meanings:

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Post-Closing  Tax Period" means any Tax period (or portion thereof)
ending after the Closing Date.

            "Pre-Closing  Tax Period" means any Tax period (or portion  thereof)
ending on or before the close of business on the Closing Date.

            "Tax" means any net income, alternative or add-on minimum tax, gross income,  gross receipts,  sales, use, ad valorem,  franchise,  capital,  paid-up capital, profits, green-mail, license, withholding, payroll, employment, excise, severance,  stamp,  occupation,  premium,  property,  environmental  or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge or any kind  whatsoever,  together  with any  interest or any penalty, addition  to tax or  additional  amount  imposed by any  governmental  authority
(domestic or foreign) responsible for the imposition of any such tax.

            8.02 Tax Matters.  Seller  hereby  represents  and warrants to Buyer that:

            (a) Seller has timely paid all Taxes, and all interest and penalties due  thereon and payable by it for the  Pre-Closing  Tax Period  which will have been required to be paid on or prior to the Closing  Date,  the  non-payment  of which would result in a Lien on any Purchased Asset,  would otherwise  adversely affect the  Business or would  result in Buyer  becoming  liable or  responsible therefor.

            (b) Seller has  established,  in accordance with generally  accepted accounting  principles  applied  on a basis  consistent  with that of  preceding periods,  adequate  reserves  for the  payment  of, and will  timely pay all Tax liabilities,  assessments,  interest  and  penalties  which  arise  from or with respect  to the  Purchased  Assets  or the  operation  of the  Business  and are incurred in or attributable  to the  Pre-Closing Tax Period,  the non-payment of which would result in a Lien on any Purchased Asset,  would otherwise  adversely affect the Business or would result in Buyer becoming liable therefor.

                                      A-12

                                   ARTICLE IX

                              CONDITIONS TO CLOSING

            9.01 Conditions to the Obligations of Each Party. The obligations of
Buyer and Seller to consummate  the closing are subject to the  satisfaction  of the following conditions:

            (a) Any applicable  waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

            (b)  No  provision  of  any  applicable  law  or  regulation  and no judgment, injunction, order or decree shall (i) prohibit the consummation of the
Closing or (ii)  restrain,  prohibit or otherwise  interfere  with the effective operation or enjoyment by Buyer of all or any material  portion of the Purchased
Assets.

            (c) All actions by or in respect of or filings with any governmental body,  agency,  official or authority required to permit the consummation of the
Closing shall have been obtained.

            9.02  Conditions to Obligation of Buyer.  The obligation of Buyer to consummate the Closing is subject to the  satisfaction of the following  further conditions:

            (a) (i) Seller shall have performed in all material  respects all of its  obligations  hereunder  required to be  performed  by it at or prior to the
Closing Date,  (ii) the  representations  and warranties of Seller  contained in this  Agreement  and in any  certificate  or other  writing  delivered by Seller pursuant  hereto,  disregarding  all  qualifications  and  exceptions  contained therein relating to materiality or Material Adverse Effect, shall be true at and as of the  Closing  Date,  as if made  at and as of such  date  with  only  such exceptions  as would  not in the  aggregate  reasonably  be  expected  to have a
Material Adverse Effect and (iii) Buyer shall have received a certificate signed by the Chief Executive Officer of Seller to the foregoing effect.

            (b) No court,  arbitrator or governmental  body,  agency or official shall  have  issued  any  order,  and there  shall not be any  statute,  rule or regulation,  restraining or prohibiting  the  consummation of the Closing or the effective operation by Buyer of the Purchased Assets after the Closing Date, and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit,  alter,  prevent or  materially  delay the Closing shall have been instituted by any Person before any court,  arbitrator or governmental body, agency or official and be pending.

            (c) Buyer  shall  have  received  an  opinion  of its own  appointed counsel, dated the Closing Date to the effect specified in Sections 3.01 through
3.04  and  3.09.  In  rendering  such  opinion,   such  counsel  may  rely  upon
certificates  of  public  officers,  as to  matters  governed  by  the  laws  of jurisdictions  other than Italy,  upon  opinions of other  appointed  counsel of
Buyer   reasonably   satisfactory   to   Buyer,   copies   of  which   shall  be
contemporaneously   delivered  to  Buyer,  and  as  to  matters  of  fact,  upon certificates of officers of Seller.

                                      A-13

            (d) Execution and delivery of other relevant  agreements,  including
non-compete,   trademark  or  software  licenses,  leases,  supply,  service  or administrative  agreements or other transition  agreements as shall be necessary or appropriate to transfer,  convey and assign the Purchased  Assets to Buyer on the Closing Date and as shall be reasonably requested by the Buyer.

            (e)  Seller  shall  have  received  all  Required  Consents  and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance  reasonably  satisfactory to
Buyer, and no such consent, authorization or approval shall have been revoked.

            (f) Buyer  shall  have  received  all  documents  it may  reasonably request relating to the existence of Seller and the authority of Seller for this
Agreement, all in form and substance reasonably satisfactory to Buyer.

            9.03 Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to the  satisfaction of the following  further conditions:

            (a) (i) Buyer shall have  performed in all material  respects all of its  obligations  hereunder  required to be  performed  by it at or prior to the
Closing Date, (ii) the representations and warranties of Buyer contained in this
Agreement and in any  certificate  or other writing  delivered by Buyer pursuant hereto shall be true in all material  respects at and as of the Closing Date, as if made at and as of such date,  (iii) Seller shall have  received a certificate signed by the Chief Executive  Officer of Buyer to the foregoing effect and (iv)
the stockholders of the Seller shall have approved this Agreement.

            (b) Seller  shall have  received  all  documents  it may  reasonably request  relating to the  existence of Buyer and the authority of Buyer for this
Agreement, all in form and substance reasonably satisfactory to Seller.

            (c) Execution and delivery of other relevant  agreements,  including
non-compete,   trademark  or  software  licenses,  leases,  supply,  service  or administrative  agreements or other transition  agreements as shall be necessary or appropriate to transfer,  convey and assign the Purchased  Assets to Buyer on the Closing Date and as shall be reasonably requested by the Seller.

            (d)  Seller  shall  have  received  all  Required  Consents  and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance  reasonably  satisfactory to
Buyer, and no such consent, authorization or approval shall have been revoked.

                                   ARTICLE X

                                   TERMINATION

            10.01 Grounds for  Termination.  This Agreement may be terminated at any time prior to the Closing:

                                      A-14

            (i) by mutual written agreement of Seller and Buyer;

            (ii) by either  Seller or Buyer if the  Closing  shall not have been consummated on or before April 30, 2002; or

            (iii) by either Seller or Buyer if consummation of the  transactions contemplated  hereby would  violate any  non-appealable  final order,  decree or
Judgment of any court or governmental body having competent jurisdiction.

            The party desiring to terminate  this Agreement  pursuant to clauses
(ii) or (iii) shall give notice of such termination to the other party.

            10.02 Effect of  Termination.  If this  Agreement is  terminated  as permitted  by Section  11.01,  such  termination  shall be without  liability of either party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement;  provided that if such  termination  shall result from the willful failure of either party to fulfill a condition to the  performance of the obligations of the other party or to perform a covenant of this  Agreement  or from a willful  breach by either party to this Agreement, such party shall be fully liable for any and all losses incurred or  suffered by the other party as a result of such  failure or breach.
The provisions of Sections 6.01 and 12.03 shall survive any  termination  hereof pursuant to Section 10.01.

                                   ARTICLE XI

                              MATERIAL TRANSACTION

            11.01 For seven (7) days after the date  hereof  (the  "Solicitation
Period"),  the  Seller and its  subsidiaries,  Affiliates  and their  respective officers,  directors,  employees,  advisors,  representatives and agents (each a
"Company  Party")  shall  initiate  and pursue such  inquiries,  discussions  or negotiations  with any third  parties  as the  Seller's  Board of  Directors  in consultation  with its  advisors  shall  determine in its sole  discretion  with respect  to any  merger,  sale of  assets,  sale of  shares  of  capital  stock, recapitalization,  tender or exchange offer,  liquidation or similar transaction involving  the  Seller  and/or  any of its  subsidiaries  or  divisions  (each a
"Material  Transaction").  If at any time during the  Solicitation  Period,  the
Company  Parties  receive  from  persons  or  entities  (each a  "Third  Party")
indications of interest, whether or not in the form of offers, with respect to a
Material Transaction that the Seller's Board of Directors in good faith believes may result in the  consummation  of a Material  Transaction,  then for a further period of thirty (30) days  commencing on the first day after the  expiration of the Solicitation  Period,  the Seller's Board of Directors may, or may cause any
Company Party to (i) engage in discussions or  negotiations  with any such Third
Party regarding a Material  Transaction;  (ii) furnish information in writing or orally to any such Third Party;  (iii)  otherwise  cooperate with and assist any such  Third  Party in  formulating  a bona fide offer to  consummate  a Material
Transaction (a "Material  Transaction  Proposal") and in consummating a Material
Transaction;  (iv) following receipt of a Material Transaction Proposal,  taking and disclosing to its  stockholders a position  contemplated  by Rules 14d-9 and
14e-2(a) under the 1934 Act or otherwise making  disclosure to its stockholders;
(v) following  receipt of a Material  Transaction  Proposal,  failing to make or withdrawing  or modifying  its  recommendation  with regard to the

                                      A-15

transactions  contemplated  by this  Agreement;  and/or  (vi)  terminating  this
Agreement,  but in each case referred to in the  foregoing  clauses (iv) through
(vi),  only to the extent  that,  the  Seller's  Board of  Directors  shall have concluded  in good  faith  upon the  advice  of  counsel  that  such  action  is consistent  with its fiduciary  duties to the  stockholders  of the Seller under applicable law.

            11.02 Except as provided in Section 11.01, the Seller shall not, nor shall the  Seller  authorize  or permit any other  Company  Party,  directly  or indirectly,  to solicit, initiate or take any action knowingly to facilitate the submission of  inquiries,  proposals or offers from any Third Party with respect to a Material  Transaction;  provided,  however,  that the  foregoing  shall not prohibit  the Board of Directors of the Seller,  either  directly or  indirectly through any Company  Party from taking any of the actions  specified  in clauses
(i)  through  (vi) of  Section  11.01 in  response  to an  unsolicited  inquiry, proposal or offer with respect to a Material Transaction, subject, nevertheless, to the terms and conditions of the second sentence of Section 11.01.

            11.03 The Board of Directors of the Seller shall (i) promptly notify
Buyer  in  writing  if  any  Material  Transaction  Proposal  is  made,  or  any discussions or negotiations are sought to be initiated, any inquiry, or proposal or contact is made or any  information  is requested  with respect to a Material
Transaction;  (ii)  promptly  notify  Buyer  of  the  receipt  of  any  Material
Transaction  Proposal  it may  receive,  describing  in  reasonable  detail  the material terms and conditions thereof and the identity of the Third Party making such Material Transaction Proposal;  and (iii) keep Buyer reasonably informed of the status of any Material Transaction Proposal and of the Third Party's efforts and activities with respect thereto.

            11.04 In addition, if the Seller proposes to enter into a definitive agreement in connection with a Material Transaction,  it shall concurrently with the execution and delivery of such  agreement,  pay or cause to be paid to Buyer the amount of $70,000  plus any  outstanding  principal  and interest due on the
Notes. As a result of the foregoing, the Notes will be canceled and all security interests that Buyer holds on the assets of the Sellers shall be released.

            11.05 The Seller shall use all  commercially  reasonable  efforts to complete this Agreement on an expeditious basis  notwithstanding  the activities contemplated by this Article 11.

            11.06  If the  Seller  enters  into  a  definitive  agreement  for a
Material  Transaction  with a party  other  than  the  Buyer,  the  Seller  will immediately  grant to the  Buyer,  a  perpetual  Software  Source  Code  License
Agreement  (the  "Perpetual  Agreement").  The  Perpetual  Agreement  will be an exclusive license for the territory of Europe.

                                  ARTICLE XII

                                  MISCELLANEOUS

            12.01 Notices.  All notices,  requests and other  communications  to either  party  hereunder  shall be in  writing  (including  telecopy  or similar writing) and shall be given,

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            if to Buyer, to:

                 Centro Direzionale, Isola F2
                 80143 NAPLES ITALY
                 Fax: +39 081 734 8592

            if to Seller, to:

                 One Expressway Plaza
                 Roslyn Heights, New York 11577, USA
                 Fax: +1 516 228 8584

            12.02  Amendments;  No Waivers.  (a) Any provision of this Agreement may be  amended  or  waived  prior to the  Closing  Date if,  and only if,  such amendment or waiver is in writing and signed,  in the case of an  amendment,  by
Buyer and  Seller,  or in the case of a waiver,  by the party  against  whom the waiver is to be effective.

            (b) No failure  or delay by either  party in  exercising  any right, power or privilege  hereunder  shall  operate as a waiver  thereof nor shall any single or  partial  exercise  thereof  preclude  any other or  further  exercise thereof or the exercise of any other right,  power or privilege.  The rights and remedies  herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            12.03 Expenses.  Except as otherwise  provided herein, all costs and expenses  incurred in connection  with this Agreement shall be paid by the party incurring such cost or expense.

            12.04 Successors and Assigns. The provisions of this Agreement shall be  binding  upon and  insure to the  benefit  of the  parties  hereto and their respective  successors  and assigns;  provided  that  neither  party may assign, delegate  or  otherwise  transfer  any of its rights or  obligations  under this
Agreement  without the consent of the other party  hereto  except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its
Affiliates,  the right to purchase all or a portion of the Purchased Assets, but no such transfer or assignment will relieve Buyer of its obligations hereunder.

            12.05  Force  Majeure.  Neither  Party shall be liable in damages or have the  right  to  terminate  this  Agreement  for any  delay  or  default  in performing hereunder if such delay or default is caused by conditions beyond its control  including,  but not limited to,  Acts of God,  Government  restrictions
(including the denial or cancellation of any export or other necessary license), wars,  insurrections and/or any other cause beyond the reasonable control of the
Party whose performance is affected,  provided that, as a condition to the claim of  non-liability,  the Party  experiencing  the difficulty shall give the other prompt written notice,  with full details  following the occurrence of the cause relied upon. Dates by which performance obligations are scheduled to be met will be  extended  for a period  of time  equal to the time  lost due to any delay so caused.

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            12.06  Disputes  Arising  Under  This  Agreement.  (a) All  disputes arising in connection  with this  Agreement  shall be settled,  if possible,  by amicable  negotiation  of  the  Parties.  If  the  matter  is  not  resolved  by negotiations, any Party may by the giving of written notice, cause the matter to be referred to a meeting of appropriate  higher management of the Parties.  Such meeting shall be held within ten (10) business days  following the giving of the written notice.

            (b) If the matter is not resolved  within  twenty (20) business days after  the  date of the  notice  referring  the  matter  to  appropriate  higher management,  or such  later date as may be  unanimously  agreed  upon,  then the dispute shall be finally  settled by arbitration  without  recourse to common or commercial courts. Each Party shall have the right to send a request in writing, with notices to the other Parties, to the President of the International Chamber of Commerce  stating its desire to resolve  the  dispute  before an  arbitration panel of three  arbitrators  appointed  by the  President  of the ICC  under its rules.  Each of the Parties to the  dispute  shall have the right to appoint one non-voting, advisory arbitrator to serve on the arbitration panel.

            (c) The seat of  arbitration  shall be in Geneva,  Switzerland,  and shall be  conducted in the English  language,  in  accordance  with the Rules of
Conciliation  and  Arbitration  of the  International  Chamber of Commerce.  The
decision of the arbitrators shall be final and binding upon the Parties,  and no
Party shall have the right to seek recourse to a law court or other  authorities to appeal for revisions of such decision.

            (d) Reasonable  expenses of the arbitration  shall be shared equally among the Parties.

            12.07 Governing Law. This Agreement shall be construed in accordance with and  governed  by the laws of Italy  without  regard to the  principles  of conflicts of laws thereof.

            12.08 Counterparts;  Effectiveness.  This Agreement may be signed in any number of  counterparts,  each of which shall be an original,  with the same effect as if the  signatures  thereto and hereto were upon the same  instrument.
This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

            12.09  Entire  Agreement.  This  Agreement  constitutes  the  entire agreement  between the parties  with  respect to the subject  matter  hereof and supersedes all prior agreements,  understandings and negotiations,  both written and oral,  between  the  parties  with  respect  to the  subject  matter of this
Agreement.  Representation,  inducement,  promise,  understanding,  condition or warranty  not set forth  herein  has been made or  relied  upon by either  party hereto.  Neither this  Agreement nor any provision  hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

            12.10 Captions.  The captions herein are included for convenience of reference  only and  shall be  ignored  in the  construction  or  interpretation hereof.

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            IN WITNESS HEREOF,  the parties hereto here caused this Agreement to be duly executed by their respective  authorized officers as of the day and year first above written.

                                             CrossZ Solutions S.p.A.

                                             /S/ Gianluigi Riccio
                                             ---------------------------
                                             By: Gianluigi Riccio
                                             Title: Chief Executive Officer

                                             QueryObject Systems Corporation

                                             /s/ Robert Thompson
                                             ---------------------------
                                             By: Robert Thompson
                                             Title: Chief Executive Officer

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